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                                                                   EXHIBIT 10.10

                              AMENDED AND RESTATED
                     1996 NONQUALIFIED STOCK OPTION PLAN OF
                          SMARTALK TELESERVICES, INC.
                     --------------------------------------

                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

     This Amended and Restated 1996 Nonqualified Stock Option Plan (the "Plan") is intended to promote the interests of SmarTalk TeleServices, Inc., a California corporation (the "Company"), by providing a method whereby eligible persons may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services which benefit the Company.

                             ARTICLE 2. DEFINITIONS

     2.1  Board of Directors.  "Board of Directors" shall mean the Board of
          ------------------
Directors of the Company, as constituted from time to time.

     2.2  Code.  "Code" shall mean the Internal Revenue Code of 1986, as
          ----
amended.

     2.3  Change of Control.  "Change of Control" shall mean a merger of the
          -----------------
Company with or into another corporation, or the sale of substantially all of the assets of the Company.

     2.4  Committee.  "Committee" shall mean a committee of the members of the
          ---------
Board of Directors, as described in Section 3.1, or, if no such Committee has been so designated, the Board of Directors.

     2.5  Date of Grant.  "Date of Grant" shall mean the date on which the
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Committee makes a grant of an Option pursuant to this Plan.

     2.6  Eligible Participant.  "Eligible Participant" shall mean any person
          --------------------
that is an employee, officer, director, consultant, advisor or agent of the Company as permitted under the Exchange Act, the Securities Act and the Code.

     2.7  Exchange Act.  "Exchange Act" shall mean the Securities Exchange Act
          ------------
of 1934, as amended.

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     2.8  Exercisability Date.  "Exercisability Date" shall have the meaning set
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forth in Section 6.5(a).

     2.9  Exercise Price.  "Exercise Price" shall mean the aggregate amount for
          --------------
which the Shares may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     2.10  Exercise Term.  "Exercise Term" shall have the meaning set forth in
           -------------
Section 6.5(b).

     2.11  Expiration Date.  "Expiration Date" shall have the meaning set forth
           ---------------
in Section 6.5(b).

     2.12  Fair Market Value.  "Fair Market Value" shall mean
           -----------------
          (a) If the Common Stock is listed on any established stock exchange or a national market system including, without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (b) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (c) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

     2.13  Full-Time Employment.  "Full-Time Employment" shall mean employed to
           --------------------
work a weekly schedule of not less than forty (40) hours or such other schedule as the Board of Directors may establish with an Optionee pursuant to a Stock Option Agreement.

     2.14  Option.  "Option" shall mean a nonqualified stock option granted
           ------
under the Plan and entitling the Optionee to purchase any Shares.

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     2.15  Optionee.  "Optionee" shall mean a person who holds an Option.
           --------

     2.16  Permanent Disability.  "Permanent Disability" shall mean that the
           --------------------
Optionee is unable to substantially perform the Optionee's duties to the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

     2.17  Rule 16b-3.  "Rule 16b-3" shall mean Rule 16b-3(b) (or its successor)
           ----------
under Section 16 of the Exchange Act.

     2.18  Securities Act.  "Securities Act" shall mean the Securities Act of
           --------------
1933, as amended.

     2.19  Share.  "Share" shall mean one (1) share of Stock, as adjusted in
           -----
accordance with Article 8 (if applicable).

     2.20  Shareholder Approval.  "Shareholder Approval" shall mean the approval
           --------------------
of the Plan by the Company's shareholders, in compliance with Rule 16b-3.

     2.21  Stock.  "Stock" shall mean the voting common stock of the Company.
           -----

     2.22  Stock Option Agreement.  "Stock Option Agreement" shall mean the
           ----------------------
agreement between the Company and the Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

                           ARTICLE 3. ADMINISTRATION

     3.1  Committee Membership.
          --------------------

         (a) The Plan shall be administered by a Committee duly designated from time to time by the Board of Directors, which shall consist of two (2) or more members of the Board of Directors. If at any time the Plan should become subject to Rule 16b-3, from such time forward, and to the extent required by the provisions of Rule 16b-3, the Committee shall consist only of disinterested directors. A member of the Board of Directors is "disinterested" only if he or she satisfies such requirements as the Securities and Exchange Commission (the "Commission") may establish for disinterested administrators acting under plans intended to qualify for exemption under Rule 16b-3. The members of the Committee shall be appointed by the Board of Directors.

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The Committee shall have such powers as specified by the Board of Directors.

        (b) If, at any time the Committee consists of only two (2) members and the Committee is unable to agree on the proper administration of the Plan, either, or both, of such members shall so advise the Board of Directors and the Board of Directors shall immediately appoint one of its members to serve on the Committee in accordance with Section 3.1(a) hereof. If no member of the Board of Directors is able, or willing, to serve as a member of the Committee, then the Board of Directors shall appoint a qualified individual (such qualification to be at the Board of Directors' sole determination and discretion) to serve as a consultant (the "Consultant") to the Committee and to recommend to the Board of Directors the appropriate actions to be taken in administering the Plan. The Consultant shall be appointed until such time as the Board of Directors shall appoint one of its members to serve on the Committee, at which time the Consultant's appointment shall expire. In no event shall the Consultant serve for a period in excess of sixty (60) days.

     3.2  Ineligibility.  No member of the Committee shall be eligible to
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participate in this Plan.

     3.3  Committee Procedures.  The Board of Directors shall designate one of
          --------------------
the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The Committee shall act at a meeting by vote of a majority of the Committee members present at a meeting at which a quorum exists. The Committee may act without a meeting if all of the Committee members approve such act in writing.

     3.4  Committee Responsibilities.  Subject to the other provisions of this
          --------------------------
Plan, the Committee shall have full authority and discretion to take the following actions:

          (a) To interpret the Plan and to apply its provisions;

          (b) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (c) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (d) To determine when Options are to be granted under the Plan;

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          (e) To select the Optionees;

          (f) To determine the number of Shares to be made subject to each Option;

          (g) To prescribe the terms and conditions of each Option, including (without limitation) the vesting schedule and the Exercise Price per Share (which shall be not less than the greater of Fair Market Value on the Date of Grant or the par value of the Shares), and to specify the provisions of the Stock Option Agreement relating to such Option;

          (h) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and, if the effect of such amendment(s) would be to directly, materially and adversely effect any right of an Optionee under an existing Option, subject to the consent of such Optionee; and

          (i) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

     3.5  Financial Reports.  Not less often than annually, the Company shall
          -----------------
furnish to Optionees reports of its financial condition, unless such Optionees have access to equivalent information through their employment or through public records. Such reports need not be audited.

                             ARTICLE 4. ELIGIBILITY

     4.1 Each Eligible Participant shall be eligible for designation as an Optionee by the Committee.

                        ARTICLE 5. STOCK SUBJECT TO PLAN

     5.1  Basic Limitation.  The aggregate number of Shares that the Company may
          ----------------
issue under the Plan upon exercise of Options shall be (i) the lesser of (a) 7,087,991 Shares and (b) the number of Shares equal to 9% of the then outstanding shares of the Company's Common Stock (or securities exercisable or otherwise convertible into shares of Common Stock) minus (ii) the number of shares of Common Stock issued or issuable pursuant to options exercised or outstanding under any other stock

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option plan of the Company, subject to adjustment pursuant to Article 8 hereof.
The Shares may be authorized, but unissued, or reacquired Common Stock. The number of Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     5.2  Additional Shares.  If any outstanding Option for any reason expires
          -----------------
or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. If the Company reacquires any Shares issued under the Plan pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

                   ARTICLE 6. TERMS AND CONDITIONS OF OPTIONS

     The Committee may from time to time authorize grants of Options to Eligible Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions, unless alternate provisions are agreed upon by the Committee:

     6.1  Stock Option Agreement.  The Company and each Optionee shall enter
          ----------------------
into a Stock Option Agreement that provides the terms of each grant of an Option under this Plan. The Stock Option Agreement shall be consistent with the terms and conditions of the Plan and may contain any other terms and conditions which are not inconsistent with the Plan or applicable law and which the Committee deems appropriate for inclusion in a Stock Option Agreement, and may be amended by the Committee, provided such amendments are not inconsistent with the Plan; provided, however, that if the effect of any such amendment(s) would be
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directly, materially and adversely effect any right of an Optionee under an existing Option, the consent of such Optionee shall be required for such amendment. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     6.2  Number of Shares.  Each Stock Option Agreement shall specify the
          ----------------
number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Article 8 hereof.

     6.3  Exercise Price.  Each Stock Option Agreement shall specify the
          --------------
Exercise Price per Share.

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     6.4  Vesting.  (a)  Each Stock Option Agreement shall specify the time or
          -------
times when the Options will vest and become exercisable. A Stock Option Agreement may, in the sole discretion of the Committee, provide for accelerated exercisability (after the Exercisability Date) or vesting in the event of the Optionee's death, Permanent Disability, termination of employment without cause or retirement, or such other events as the Committee deems appropriate under the circumstances. To the extent exercisable, each Option shall be exercisable in whole or in part from time to time.

         (b) In the event of a Change of Control, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a Change of Control, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     6.5  Exercise Term; Expiration Date.
          ------------------------------

         (a) Each Stock Option Agreement shall specify the times when the Option is to become exercisable; provided, however, that no portion of the Option shall
                          --------  -------
become exercisable within such time as (i) either (A) there has been sold or distributed to the public in one or more underwritten public offerings pursuant to one or more registration statements filed with, and declared effective by, the Commission under the Securities Act, an aggregate number of shares of the common stock of the Company representing not less than 15% of the outstanding common stock of the Company on the date of any such public offering, or (B) the Committee has resolved to waive (subject to such terms and conditions as the Committee may specify) the requirement contained in clause (A), above, and (ii) either (X) there exists on file with the Commission an effective registration statement under the Securities Act on Form S-8 or other applicable form with respect to the issuance of Shares pursuant to such Option(s), or (Y) an exemption from registration is available under the Securities Act with respect to the issuance of Shares pursuant to such Option(s) (with the date upon which items (i) and (ii) are both satisfied referred to herein as the "Exercisability Date"). At such

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time as the Company becomes eligible for Form S-8, the Company shall use its best efforts to cause a registration statement on Form S-8 with respect to the Shares to be filed and declared effective.

         (b) Subject to Sections 6.7 and 6.9, below, the Committee, at its sole discretion, shall determine the date on which the period of exercisability of the vested portion of the Option (the "Exercise Term") shall expire (the "Expiration Date"). Notwithstanding anything in this Plan to the contrary, no Option granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6.6  Nontransferability.  The Optionee shall not transfer the Option by any
          ------------------
means whatsoever. An Option may be exercised during the lifetime of the Optionee only by the Optionee. The term "transfer" shall include any attempt by the Optionee or any other person to assign the Option or any right or interest therein, claim any right or interest (except as otherwise set forth in Section
6.9 hereof) in the Option as a successor in interest, dispose, pledge or hypothecate the Option or any right or interest therein whether by operation of law or otherwise, or make the Option or any right or interest therein subject to sale under execution, attachment or similar process. Any attempt to transfer the Option or any right or interest therein shall be void and of no effect whatsoever.

     6.7  Termination of Employment (Except by Death).  If an Optionee is an
          -------------------------------------------
employee of the Company on the Date of Grant and the Optionee's Full-Time Employment with the Company terminates for any reason other than his or her death or Permanent Disability, then his or her vested Option(s) shall expire within ninety (90) days of such occurrence. Such an Optionee may exercise all or part of the vested portion of his or her Option(s) at any time after the Exercisability Date and before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before such Optionee's Full-Time Employment terminated. The unvested balance of such Option(s) shall lapse when such Optionee's Full-Time Employment terminates.

     6.8  Leaves of Absence.  For purposes of Section 6.7, above, for an
          -----------------
Optionee who is an employee of the Company, Full-Time Employment shall be deemed to continue while such Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee, in its sole discretion).

     6.9  Death or Permanent Disability of Optionee.  If an Optionee who is an
          -----------------------------------------
employee of the Company dies or

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becomes Permanently Disabled subsequent to the vesting of an Option and prior to such Option's Expiration Date, then the vested portion of his or her Option(s) shall expire on the date six (6) calendar months after his or her death or the date six (6) calendar months after such Optionee becomes Permanently Disabled.
In the case of an Optionee who is not an employee of the Company and who dies or becomes Permanently Disabled subsequent to the vesting of an Option and prior to such Option's Expiration Date, the vested portion of his or her Option(s) shall expire on the date six (6) calendar months after his or her death or the date six (6) calendar months after such Optionee becomes Permanently Disabled.

     Notwithstanding Section 6.6 hereof, all or part of the vested portion of the Optionee's Option(s) may be exercised at any time after the Exercisability Date and before the Expiration Date of such vested portion of the Option(s) pursuant to the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such vested portion of the Option(s) directly from him or her by bequest, beneficiary designation or inheritance, but only to the extent that such vested portion of the Option(s) had become exercisable before his or her death or became exercisable as a result of her or her death. The unvested balance of such Option(s) shall lapse when the Optionee dies.

     6.10  No Rights as a Stockholder.  An Optionee, or a transferee of an
           --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Article 8 hereof.

     6.11  Modification, Extension and Assumption of Options.  Within the
           -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different price.

     6.12  Restrictions on Transfer of Shares.  Any Shares issued upon exercise
           ----------------------------------
of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply, in addition to any general restrictions that may apply, to all holders of Shares.

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     6.13  Nonqualified Options.  All Options granted pursuant to this Plan
           --------------------
shall be options that are not intended to be qualified incentive stock options under Section 422 of the Code.

                         ARTICLE 7. PAYMENT FOR SHARES

     7.1  General Rule.  The entire Exercise Price of Shares issued under the
          ------------
Plan shall be payable in lawful money of the United States or by check acceptable to the Company. However, the Committee, in its sole discretion, may accept payment in the form described in Section 7.2, below.

     7.2  Surrender of Stock.  To the extent that applicable law permits, an
          ------------------
Optionee may pay for Shares with Shares owned by the Optionee for more than six months having a value at the time of exercise equal to the total Exercise Price. The Optionee must surrender the Shares to the Company in good form for transfer. Such Shares will be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. Upon the full or partial payment of the Exercise Price by the transfer to the Company of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred under this plan only the net number of Shares actually issued or transferred by the Company less the number of Shares so transferred or relinquished.

                        ARTICLE 8. ADJUSTMENT OF SHARES

     8.1  Adjustment.  The Committee may make or provide for such adjustments in
          ----------
the (a) number of Shares covered by outstanding Options granted hereunder, and
(b) Exercise Price per Share applicable to such Options (provided that the Exercise Price per Share as adjusted pursuant to this Section 8 shall not be less than the greater of Fair Market Value on the Date of Grant or the par value of the Shares), as the Committee in its sole discretion may in good faith and in its sole discretion determine to be equitably required in order to prevent dilution or enlargement of the rights of Eligible Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (z) any other corporate transaction

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or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares available for future grants under Article 5 of the Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 8.

                       ARTICLE 9. SECURITIES LAW MATTERS

     9.1 Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed. Without limiting the foregoing, the Company may require any Optionee, as a condition of receiving an Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares subject to the Options for his own account for investment and not with any current intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Certificates representing Shares issued upon the exercise of any Option shall bear such legends as the Committee, in its sole discretion, deems appropriate to reflect any restrictions on the transfer of the Shares under any applicable federal or state securities laws.

          9.2 If at any time the Plan should become subject to Rule 16b-3, from such time forward, and to the extent required by Rule 16b-3, the provisions of this Plan are intended to qualify for exemption under Rule 16b-3, and any provision of this Plan shall be construed consistent with the applicability, interpretation and scope of Rule 16b-3.

                            ARTICLE 10.  TAX MATTERS

          10.1  Withholding Taxes.  To the extent that the Company is required
                -----------------
to withhold federal, state, local or foreign taxes in connection with any payment made or

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benefit realized by an Eligible Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Eligible Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Company and any Eligible Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

                         ARTICLE 11.  EMPLOYMENT RIGHTS

     11.1  No Employment Right.  No provision of the Plan, nor any Option
           -------------------
granted under the Plan, shall be construed to give any person currently in the employ of the Company any right to continue in such employ. Subject to any written employment agreement between the Company and any Optionee who is an employee of the Company providing to the contrary, the Company reserves the right to terminate any such person's employment at any time and for any reason.

                      ARTICLE 12.  DURATION AND AMENDMENTS

     12.1  Term of the Plan.  The Plan shall become effective on the date
           ----------------
of its adoption by the Board of Directors. The Plan shall terminate automatically ten years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section 12.2 below.

     12.2  Right to Amend or Terminate the Plan.  The Board of Directors
           ------------------------------------
may amend, suspend or terminate the Plan at any time and for any reason. However, if at any time the Plan should become subject to Rule 16b-3, from such time forward, and to the extent required by the provisions of Rule 16b-3, any amendment which would materially (1) increase the benefits accruing to participants under the Plan, (2) increase the number of shares which may be issued under the Plan, or (3) modify the requirements as to eligibility for participation in the Plan, must be approved by the Company's shareholders pursuant to the requirements the Commission may establish for plans intended to qualify for exemption under Rule 16b-3, and no such amendment shall cause Rule 16b-3 to cease to be applicable to this Plan.

     12.3  Effect of Amendment or Termination.  No Shares shall be issued
           ----------------------------------
under the Plan after the termination
thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

     12.4  Conflict.  If there is any conflict between the terms of an
           --------
Option Agreement and the terms of the Plan, the terms of the Plan shall control.

                           ARTICLE 13.  MISCELLANEOUS

     13.1  Governing Law.  The Plan shall be governed by and construed in
           -------------
accordance with the laws, including conflicts of laws, of the State of California.

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